Events Subsequent to the Reporting Period	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [abstract]
EVENTS SUBSEQUENT TO THE REPORTING PERIOD

Note 26: - Events Subsequent to the Reporting Period

a.

On January 31, 2021 the Company entered into an agreement for the acquisition of the plasma collection center and certain related rights and assets from the privately-held Blood and Plasma Research, Inc (B&PR) of Beaumont, TX, USA. B&PR’s collection facility primarily specializes in the collection of hyper-immune plasma used for the Anti-D immunoglobulin, which is manufactured by the Company and distributed in international markets.

The acquisition for a total consideration of approximately $1.63 million, is expected to be consummated during the first quarter of 2021, subject to closing conditions as set forth in the acquisition agreement, through Kamada Plasma LLC, a newly formed wholly owned subsidiary of Kamada, which will operate the plasma collection activity in the U.S..